UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 28, 2002

                         Commission File Number: 1-7348

                          Dynamics Research Corporation
             (Exact name of registrant as specified in its charter)


      Massachusetts                                            04-2211809
(State of jurisdiction                                       (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                                60 Frontage Road
                             Andover, MA 01810-5498
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 475-9090

                                EXPLANATORY NOTE
                                ----------------

            This current report on Form 8-K/A amends the Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on June 28, 2002 (the "8-K") of Dynamics Research Corporation ("DRC") to include, as an Exhibit to the 8-K, a letter from Arthur Andersen LLP ("Arthur Andersen") to the Securities and Exchange Commission dated June 28, 2002 stating Arthur Andersen's agreement with the statements contained in the 8-K.

ITEM 7.     Financial Statements and Exhibits.
-------

            (c) Exhibits

            Exhibit 16.1    Letter from Arthur Andersen LLP to the    Filed
                            Securities and Exchange Commission        herewith
                            dated June 28, 2002


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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DYNAMICS RESEARCH CORPORATION

                                      By:

                                           /s/ David Keleher
                                      -------------------------------------
                                      David Keleher
                                      Chief Financial Officer

Date:    July 10, 2002

                                  EXHIBIT INDEX
                                  -------------

Exhibit No. 16.1 - Letter re: Change in Certifying Accountant:
                   Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002.